UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2024

NEXALIN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41507	27-5566468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1776 Yorktown, Suite 550

Houston, TX 77056

Registrant’s telephone number, including area code: (832) 260-0222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NXL	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock	NXLIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2024, Nexalin Technology, Inc., a Delaware corporation (the “Company”), consummated a public offering (the “Offering”) of an aggregate of 3,000,000 shares of the Company’s Class common stock, $0.001 par value per share (the “Shares”), resulting in aggregate gross proceeds of approximately $5,250,000.

In connection with the Offering, on June 27, 2023, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors named therein (the “Purchasers”), and a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”), pursuant to which the Company agreed to issue and sell the Shares and the Placement Agent agreed to act as placement agent on a “best efforts” basis in connection with the Offering. The Company paid the Placement Agent an aggregate fee equal to 8% of the gross proceeds raised in the Offering. The Company reimbursed the Placement Agent $110,000 for expenses in connection with the Offering.

The Purchase Agreement and Placement Agency Agreement contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, the Purchasers or the Placement Agent, as the case may be, other obligations of the parties and termination provisions.

A registration statement on Form S-1 (the “Registration Statement”) relating to the Offering (File No. 333-279684) was initially filed with U.S. Securities and Exchange Commission (the “SEC”) on May 23, 2024, as amended, and was declared effective by the SEC on June 27, 2024. The Offering was made by means of a prospectus forming a part of the effective Registration Statement.

The Company intends to use the net proceeds of the Offering primarily for general corporate purposes, which may include, but is not limited to, working capital, operating expenses, and capital expenditures.

The foregoing does not purport to be a complete description of each of the Placement Agency Agreement and Purchase Agreement and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.2 and 10.16, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Item 8.01	Other Events.

On June 27, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
1.2	Placement Agency Agreement (incorporated by reference to Exhibit 1.2 of the Registration Statement on Form S-1/A filed with the SEC on June 26, 2024).
10.16	Securities Purchase Agreement (incorporated by reference to Exhibit 10.16 of the Registration Statement on Form S-1/A filed with the SEC on June 26, 2024).
99.1	Press Release Dated June 27, 2024
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEXALIN TECHNOLOGY, INC.

By:	/s/ Mark White
Mark White
Chief Executive Officer

Dated: July 3, 2024

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